HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated October 7, 2014 to the Summary Prospectus of the
Oakmark International Small Cap Fund dated January 28, 2014
(the "Summary Prospectus")

CLOSING OF THE OAKMARK INTERNATIONAL SMALL CAP FUND TO MOST NEW INVESTORS

Effective October 7, 2014, the following paragraph is inserted on page 4 of the Summary Prospectus under the section entitled "PURCHASE AND SALE OF FUND SHARES" and replaces the second full paragraph under that section:

"The Fund is closed to most new investors as of the close of business on October 10, 2014. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria. The minimum initial investment for the Fund's Class I Shares is $1,000, and the minimum for each subsequent investment is $100."

EXSUPOCT14